                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                       TOP FIVE INDUSTRIES       4
                          TOP TEN HOLDINGS       4
                      CURRENT DISTRIBUTION       5
           NET ASSET VALUE SINCE INCEPTION       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      11
                   A FOCUS ON SENIOR LOANS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      24
             NOTES TO FINANCIAL STATEMENTS      29

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      35
     FUND OFFICERS AND IMPORTANT ADDRESSES      36

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long-term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Believing in the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]                              [SIG]
Richard F. Powers, III             Dennis J. McDonnell
Chairman                           President
Van Kampen                         Van Kampen
Investment Advisory Corp.          Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH REMAINED VIBRANT IN THE SECOND HALF OF 1999, DUE TO STRONG CONSUMER SPENDING, INVENTORY BUILD-UP, AND EXPORTS. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT HISTORICALLY HIGH ANNUALIZED RATES OF 5.7 PERCENT AND 6.9 PERCENT, RESPECTIVELY, IN THE LAST TWO QUARTERS OF THE YEAR. WITH GDP MEASURING 4.1 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT. THE CLOSE OF THE REPORTING PERIOD ALSO MARKED 107 CONSECUTIVE MONTHS OF ECONOMIC EXPANSION--THE LONGEST STREAK IN U.S. HISTORY.

STRONG GDP DATA, AMONG OTHER FACTORS, PROMPTED THE FEDERAL RESERVE BOARD TO TAKE AN ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH AND WARDING OFF INFLATION. ALTHOUGH THE CONSUMER PRICE INDEX (CPI) ROSE A MODEST 2.7 PERCENT DURING 1999, THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT IN AUGUST AND NOVEMBER 1999 AND IN FEBRUARY 2000. FED POLICYMAKERS SUGGESTED THAT ADDITIONAL INCREASES ARE LIKELY IN THE COMING MONTHS.

ALTHOUGH THE CPI REMAINED QUIET, HINTS OF INFLATION WERE PRESENT IN OTHER ECONOMIC MEASURES SUCH AS THE EMPLOYMENT COST INDEX (ECI) AND CONSUMER SPENDING RATES. THE JOB MARKET CONTINUED TO THRIVE AS UNEMPLOYMENT DROPPED TO ITS LOWEST LEVEL IN 30 YEARS. CONSEQUENTLY, AT YEAR-END THE ECI RECORDED ITS SHARPEST QUARTER-TO-QUARTER INCREASE SINCE 1991, AS EMPLOYERS WERE FORCED TO INCREASE BENEFITS SUCH AS HEALTH INSURANCE AND PAID LEAVE TO ATTRACT WORKERS.

THE PROSPECT OF RISING INTEREST RATES APPEARED TO HAVE LITTLE IMPACT ON CONSUMER SPENDING AND OPTIMISM. CONSUMERS SPENT FREELY IN THE LAST MONTHS OF 1999, WHICH CULMINATED IN THE STRONGEST HOLIDAY SALES SINCE 1992. AND, THANKS TO PLENTIFUL JOBS, LOW INFLATION, AND THE REJUVENATED STOCK MARKET, CONSUMER CONFIDENCE REACHED AN ALL-TIME HIGH IN JANUARY.
INTEREST RATES AND INFLATION

(January 31, 1998 - January 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 1998                                                                     5.5                               1.6
                                                                             5.5                               1.4
                                                                             5.5                               1.4
Apr 1998                                                                     5.5                               1.4
                                                                             5.5                               1.7
                                                                             5.5                               1.7
Jul 1998                                                                     5.5                               1.7
                                                                             5.5                               1.6
                                                                            5.25                               1.5
Oct 1998                                                                       5                               1.5
                                                                            4.75                               1.5
                                                                            4.75                               1.6
Jan 1999                                                                    4.75                               1.7
                                                                            4.75                               1.6
                                                                            4.75                               1.7
Apr 1999                                                                    4.75                               2.3
                                                                            4.75                               2.1
                                                                               5                                 2
Jul 1999                                                                       5                               2.1
                                                                            5.25                               2.3
                                                                            5.25                               2.6
Oct 1999                                                                    5.25                               2.6
                                                                             5.5                               2.6
                                                                             5.5                               2.7
Jan 2000                                                                     5.5                               2.7

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2000)

-----------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
-----------------------------------------------------------------------
Six-month total return(1)                                     1.02%
-----------------------------------------------------------------------
One-year total return(1)                                      4.44%
-----------------------------------------------------------------------
Life-of-Fund average annual total return(1)                   5.75%
-----------------------------------------------------------------------
Commencement date                                          03/27/98
-----------------------------------------------------------------------
Distribution rate(2)                                          7.39%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value on 01/31/00                                   $9.83
-----------------------------------------------------------------------
Six-month high net asset value (08/02/99)                    $10.09
-----------------------------------------------------------------------
Six-month low net asset value (01/31/00)                      $9.83
-----------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $9.90 and the current monthly dividend of $0.0610 per share as of January 25, 2000.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Fund shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Fund and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Fund's current prospectus, which gives more complete information about risk considerations, charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

               PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES

(as a percentage of total assets - January 31, 2000)

Telecommunications--Personal Communication Systems           7.1%
---------------------------------------------------------------------
Chemicals, Plastics, and Rubber                              4.7%
---------------------------------------------------------------------
Entertainment and Leisure                                    4.0%
---------------------------------------------------------------------
Transportation--Personal                                     3.7%
---------------------------------------------------------------------
Printing and Publishing                                      3.6%
---------------------------------------------------------------------

TOP TEN HOLDINGS

(as a percentage of total assets - January 31, 2000)

Allied Waste North America, Inc.                             2.8%
---------------------------------------------------------------------
Avis Rent A Car, Inc.                                        2.3%
---------------------------------------------------------------------
Agrilink Foods, Inc.                                         2.3%
---------------------------------------------------------------------
BCP SP Ltd.                                                  2.2%
---------------------------------------------------------------------
Omnipoint Communications, Inc.                               1.7%
---------------------------------------------------------------------
The Pantry, Inc.                                             1.6%
---------------------------------------------------------------------
Domino's, Inc.                                               1.4%
---------------------------------------------------------------------
Lyondell Chemical Co.                                        1.4%
---------------------------------------------------------------------
Pacific Crossing Ltd.                                        1.4%
---------------------------------------------------------------------
Motor Coach Industries International, Inc.                   1.3%
---------------------------------------------------------------------

CURRENT DISTRIBUTION

(April 24, 1998 - January 25, 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                              VAN KAMPEN SENIOR FLOATING RATE
                                                                            FUND                      3-MONTH TREASURY BILL
                                                              -------------------------------         ---------------------
4/98                                                                        6.59                               4.97
                                                                            6.58                               5.01
                                                                            6.57                               5.08
7/98                                                                        6.57                               5.07
                                                                            6.57                               4.83
                                                                            6.32                               4.36
                                                                            6.07                               4.32
                                                                            6.07                               4.48
                                                                            6.06                               4.45
1/99                                                                        6.05                               4.45
                                                                            6.03                               4.67
                                                                            6.40                               4.48
                                                                            6.52                               4.54
                                                                            6.53                               4.63
                                                                            6.52                               4.78
7/99                                                                        6.52                               4.75
                                                                            6.89                               4.97
                                                                            6.89                               4.85
                                                                            6.91                               5.09
                                                                            6.91                               5.30
                                                                            6.91                               5.33
1/00                                                                        7.39                               5.69

NET ASSET VALUE SINCE INCEPTION

(March 27, 1998 - January 31, 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                 VAN KAMPEN SENIOR FLOATING RATE FUND
                                                                 ------------------------------------
3/98                                                                             10.00
                                                                                 10.01
                                                                                 10.03
                                                                                 10.04
7/98                                                                             10.04
                                                                                 10.04
                                                                                 10.05
                                                                                 10.05
                                                                                 10.05
                                                                                 10.06
1/99                                                                             10.08
                                                                                 10.11
                                                                                 10.12
                                                                                 10.11
                                                                                 10.11
                                                                                 10.12
7/99                                                                             10.09
                                                                                 10.02
                                                                                 10.01
                                                                                  9.98
                                                                                  9.98
                                                                                  9.93
1/00                                                                              9.83

Past performance does not guarantee future results.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN SENIOR FLOATING RATE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. ONE OF THE KEY EVENTS DURING THE PERIOD WAS A CHANGE IN PORTFOLIO MANAGERS. ON DECEMBER 8, 1999, HOWARD TIFFEN ASSUMED DAY-TO-DAY MANAGEMENT RESPONSIBILITIES FOR THE FUND. HE BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN TEAM.
    THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED JANUARY 31, 2000.

Q   CAN YOU TALK ABOUT MARKET
    CONDITIONS DURING THE LAST SIX MONTHS?

A   The last six months could be
described as a game of two halves in the senior loan market. In the summer and fall of 1999, the supply of loans in the senior loan market was extremely favorable to investors, providing many new loans with relatively favorable yield and credit terms. The winter months of 1999 and early 2000 were the reverse, with sparse offerings and lower relative yields, making it a more difficult environment for investors.

    Credit deterioration, however, had a much larger impact on investors than did the supply of senior loans. Defaults reached levels not seen since 1992, and that was unusual and unexpected by us given the strength of the economy.

Q   HOW DID THESE CONDITIONS AFFECT
    THE FUND, AND WHAT OTHER FACTORS HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

A   The rise in defaults hurt the
entire senior loan industry during the six-month period. Much of the Fund's loss, approximately 2.6 percent of NAV, was due to its concentration in Iridium Operating LLC, a telecommunications firm in bankruptcy, and the Fund's modest holdings in the health-care industry.

    Iridium Operating LLC filed for Chapter 11 bankruptcy protection during the period, shortly after defaulting on $1.55 billion in bank loans. The company's primary business relied on building a global satellite network to provide cellular phone access almost anywhere in the world.

Demand for the relatively large and expensive phones fell short of expectations, and revenues failed to cover debt expenses. The value of these loans were marked down considerably during the period as new information became available.

    With respect to health care, or to be more precise, nursing homes, we first mentioned this situation in your last report dated July 31, 1999. At that time, it was clear that the Balanced Budget Act of 1997 was having more of a negative effect on nursing homes than initially expected. One component of the act changed how nursing homes are reimbursed by Medicare. The new policy was originally projected to save Medicare $8 billion in nursing-home costs over a five-year period. In 1999, it was discovered that the savings had been underestimated by nearly half, and that Medicare's new policy would realize savings of approximately $17 billion over the same period--a difference of $9 billion--siphoned out of nursing-home revenues.

    For many nursing homes, most of which rely on Medicare for about 60 percent of their revenues, this result put a significant strain on their businesses. As of January 31, 2000, three of the seven largest providers of long-term care facilities were operating under bankruptcy protection. [Editor's note: As of February 20, 2000, four of the seven largest providers were operating under bankruptcy protection.]

    During 1999, Congress amended the Act to provide some relief from these negative effects on nursing-home providers. The Balanced Budget Refinement Act of 1999 revised again the Medicare reimbursement policy to reduce the burden on the nursing-home sector by approximately $3 billion over the next 5 years, and this should relieve some of the stress that has been placed on these businesses.

    It was Iridium Operating LLC and, to a lesser extent, the health-care sector that had the largest adverse impact on the NAV. The Fund's NAV fell from $10.09 on July 31, 1999, to $9.83 as of January 31, 2000.

Q   WHY DID DEFAULTS AFFECT THE
    FUND? AREN'T THE LOANS BACKED BY COLLATERAL?

A   Defaults affect all holders of
interests in senior loans, even those that are collateralized. At least 80 percent of the Fund's loans are required to be "collateralized"--backed by the borrowers' assets. As a result, the Fund is likely to recover more of its investment in a defaulted senior loan than it would if it were invested in other types of securities. Recovery on defaulted senior loans, however, takes time. When a senior loan defaults (i.e., the borrower is unable to make a scheduled payment of interest or principal), lenders typically engage in negotiations with the borrower and, in many cases, other participants in the borrower's capital structure, to seek to recover the value of the loans. This usually takes the form of an out-of-court restructuring or bankruptcy proceeding, either of which can last for several years. During this period, the value of the defaulted senior loan may decrease, which may result in a decline in the Fund's NAV.

    If the borrower is unable to get back on its feet during that period, its assets would typically be sold, if possible, and the creditors--including the Fund--are then paid out of the proceeds. However, even in the case of collateralized senior loans, there is no certainty that the sale of the collateral will be sufficient to repay all or part of the loan or that the collateral can or will be sold.

    A July 1999 report by rating agency Moody's Investor Services Inc. summarized the advantages of senior loans in bankruptcy situations. The report found that, in the event of a bankruptcy, the median recovery for senior secured and senior unsecured obligations, such as those held by the Fund, was significantly higher than it was for other investments such as senior subordinated debt, subordinated debt (such as bonds), and preferred and common stock.

    Although this Moody's report may not be indicative of future recoveries for defaulted senior loans in general or those held in the Fund, it lends support to our view that long-term investors in senior loans have historically recovered more of their investments following bankruptcies than have investors in other securities because of the loan's senior position in a borrower's capital structure--demonstrating one of the principal benefits of this asset class.

Q   THE FEDERAL RESERVE RAISED
    INTEREST RATES SEVERAL TIMES DURING THE PERIOD. HOW DID THIS AFFECT THE
    FUND?

A   Senior loans are one of the few
fixed-income asset classes with the potential to benefit from rising interest rates, demonstrating another advantage of this asset class. Interest rates on senior loans are reset periodically to reflect trends in prevailing short-term interest rates, such as the Prime Rate and London InterBank Offered Rate. In January, the Fund raised its dividend from $0.0575 to $0.061 per share. Of course, while the loans have the ability to pay investors higher yields when interest rates rise, they also can pay lower rates when interest rates fall.

    Shareholders often ask, "If borrowers are required to pay higher yields to investors when interest rates rise, doesn't the risk of default increase with their higher debt costs?" The answer is typically no, at least not directly. Borrowers are often required to purchase interest-rate insurance from a third-party bank or insurer. The insurance does not guarantee the solvency of the borrower, but, subject to the insurer's financial condition, it protects borrowers from the rising interest cost of their senior loan in rising interest-rate environments by paying the excess interest cost over a contractual interest cost cap.

Q   VAN KAMPEN RECENTLY ANNOUNCED
    THAT IT BEGAN MAKING GREATER USE OF INDEPENDENT MARKET INDICATORS PROVIDED BY LOAN PRICING CORPORATION (LPC), AN INDEPENDENT PRICING SERVICE, IN VALUING CERTAIN OF THE SENIOR LOANS IN THE FUND'S PORTFOLIO. WHAT IMPACT MIGHT THIS HAVE ON THE PERFORMANCE?

A   Making greater use of market
indicators, which was implemented on January 26, 2000, has had an insignificant impact on the NAV of the Fund. The Fund's use of market indicators in valuing senior loans is not new; we've used these indicators as a factor in valuing senior loans throughout the life of the Fund, as set forth in the Fund's disclosure documents. As of January 31, 2000, approximately 37 percent of the Fund's senior loan assets were priced based on market indicators provided by LPC.

    As stated in the Fund's disclosure documents, the NAV of the Fund will fluctuate as a function of interest rate and credit factors. Moreover, the Fund's greater use of independent market indicators in valuing certain senior loans has no affect on the yield of the Fund. Yield is determined based upon the income earned on assets held in the Fund.

    The Fund will continue to value senior loans for which reliable market indicators are not available in a manner consistent with the Board of Trustees' long-standing fair value methodology and with pricing policies governed by procedures adopted by the Board.

Q   TO SUMMARIZE, HOW DID THE
    FUND PERFORM DURING THE REPORTING PERIOD?

A   The Fund's total return for the six-
month period was 1.02 percent at NAV. Based on the January 25, 2000, public offering price of $9.90 per share, the Fund's current monthly dividend of $0.061 represents a distribution rate of 7.39 percent. For more information on the Fund's performance, please refer to the chart and footnotes on page 3. Also, please remember that past performance does not guarantee future results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    SENIOR LOAN MARKET AND FOR THE FUND?

A   We believe the outlook for the
senior loan market is very good, particularly when compared to our outlook six months ago. In the primary or "new loans" market, we've seen a large number of mergers and acquisitions (M&A) in recent months. M&A activity often leads to an increase in new senior loans coming to market, as many companies use senior loans to help finance these activities. We believe this may lead to an abundance of offerings with strong credit protection and higher relative yields. In the developing secondary market, we believe there may be growing opportunities for the Fund to acquire senior loans from other investors at prices lower than and at yields higher than we could expect to receive in the primary or new loans markets.

    In terms of credit quality, we believe the rate of defaults during 2000 may be lower than in 1999. We anticipate that defaults during 2000 may fall to approximately 2 to 3 percent from 7.5 percent during 1999. The principal reason for our optimism is that we believe the negative effects of the Balanced Budget Act of 1997 on the health-care sector were reflected primarily during 1999 and that most of the defaults by nursing-home providers have already occurred. Of course, there can be no assurance that our forecast will be accurate, but we are hopeful the industry-wide problem that occurred in the health-care sector is behind us.

    As the Fed raises interest rates, we may also see a rise in investors' demand for senior loan funds, as investors seek to take advantage of one of the few asset classes with the potential to benefit from rising interest rates and inflation.

    With regard to the Fund, our goal is to further diversify the loans we hold. With a department staff of 23 professionals, including 11 analysts with an average of nearly 15 years of experience, we believe that we have the resources to manage a significantly larger number of loans than we currently hold. In the long run, we believe that improved diversification will add strength and stability to the Fund's NAV and dividends.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATION.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge; if these charges were included, the NAV would decrease.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Trust is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Fund's management team, are important to the integrity of the Fund's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Fund is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the Fund's net asset value. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the Fund's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Fund invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the Fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD(1).

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  80.1%
            AEROSPACE/DEFENSE  1.9%
$  4,933    Aerostructures Corp.,
            Term Loan...............  NR        BB-     12/31/03               $    4,933,479
  13,850    Decrane Finance Co.,
            Term Loan...............  B2        B+      09/30/05 to 04/23/06       13,849,379
   6,419    High Performance
            Plastics, Inc., Term
            Loan....................  NR        NR      03/31/05                    6,417,676
   7,449    Stellex Technologies,
            Inc., Term Loan.........  B2        B+      09/30/06                    7,448,209
                                                                               --------------
                                                                                   32,648,743
                                                                               --------------
            AUTOMOTIVE  3.4%
   4,868    Breed Technologies,
            Inc., Term
            Loan (a)(b).............  NR        NR      04/27/04 to 04/27/06        3,894,256
     949    Breed Technologies,
            Inc., Revolving Credit
            Agreement (a)(b)........  NR        NR      04/27/04                      758,983
     193    Breed Technologies,
            Inc., Debtor In
            Possession (b)..........  NR        NR      09/30/00                      193,425
   5,000    Exide Corp., Term
            Loan....................  Ba3       NR      03/18/05                    5,012,360
  12,632    J.L. French Automotive
            Castings, Inc., Term
            Loan....................  B1        B+      10/21/06                   12,632,091
   9,967    Metalforming
            Technologies, Inc., Term
            Loan....................  NR        NR      06/30/06                    9,965,795
   4,000    Polypore, Inc., Term
            Loan....................  Ba3       B+      12/31/06                    3,999,807
   4,947    Safelite Glass Corp.,
            Term Loan...............  B1        B+      12/23/03                    3,907,641
   2,000    Safelite Glass Corp.,
            Revolving Credit
            Agreement...............  B1        B+      12/23/03                    1,579,480
  15,000    Tenneco Automotive,
            Inc., Term Loan.........  Ba3       BB      11/04/07 to 07/04/08       15,107,295
                                                                               --------------
                                                                                   57,051,133
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO  2.8%
$ 39,284    Agrilink Foods, Inc.,
            Term Loan...............  B1        B+      09/30/04 to 09/30/05   $   39,038,558
   9,250    B & G Foods, Inc., Term
            Loan....................  B1        B+      03/31/06                    9,246,161
                                                                               --------------
                                                                                   48,284,719
                                                                               --------------
            BROADCASTING--CABLE  0.6%
   9,310    Fairchild Corp., Term
            Loan....................  Ba3       BB-     04/30/06                    9,310,954
                                                                               --------------

            BROADCASTING--DIVERSIFIED  0.9%
  10,000    Comcord Broadcasting,
            Term Loan...............  NR        NR      06/30/07                    9,999,773
   4,550    White Knight, Term
            Loan....................  NR        NR      06/30/07                    4,550,894
                                                                               --------------
                                                                                   14,550,667
                                                                               --------------
            BROADCASTING--RADIO  0.4%
   7,000    Cumulus Media, Inc.,
            Term Loan...............  B1        B+      09/30/07 to 02/28/08        6,999,931
                                                                               --------------

            BROADCASTING--TELEVISION  1.0%
   8,000    Quoram Broadcasting,
            Inc., Term Loan.........  NR        NR      09/30/07                    7,999,300
   9,333    Sinclair Broadcast
            Group, Inc., Term
            Loan....................  Ba2       BB-     09/15/05                    9,331,821
                                                                               --------------
                                                                                   17,331,121
                                                                               --------------
            BUILDINGS & REAL ESTATE  1.0%
   4,954    Builders FirstSource,
            Inc., Term Loan.........  NR        BB-     12/30/05                    4,955,136
  12,500    Prison Realty Trust,
            Inc., Term Loan.........  Ba3       BB      12/31/02                   12,502,029
                                                                               --------------
                                                                                   17,457,165
                                                                               --------------
            CHEMICAL, PLASTICS & RUBBER  4.7%
  10,000    Georgia Gulf Corp., Term
            Loan....................  Ba1       BBB-    11/12/06                   10,058,330
   1,148    Huntsman Corp., Term
            Loan....................  Ba2       BB      12/31/02                    1,147,892
   2,659    Huntsman Corp.,
            Revolving Credit
            Agreement...............  Ba2       BB      12/31/02                    2,658,382
  24,063    Lyondell Chemical Co.,
            Term Loan...............  Ba3       NR      06/30/05 to 05/17/06       24,461,323

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  5,000    MetoKote Corp., Term
            Loan....................  NR        NR      11/02/05               $    4,999,669
   8,075    Pioneer Americas, Inc.,
            Term Loan...............  B3        B+      12/31/06                    8,066,504
   6,278    Sterling Pulp Chemicals,
            Inc., Term Loan.........  B3        BB-     09/30/04                    6,278,381
  17,113    Sybron Chemicals, Inc.,
            Term Loan...............  NR        NR      07/31/04                   17,083,973
   5,713    West American Rubber,
            Term Loan...............  NR        NR      06/30/05                    5,713,000
                                                                               --------------
                                                                                   80,467,454
                                                                               --------------
            CONSTRUCTION MATERIALS  2.7%
  20,875    American Building Co.,
            Term Loan...............  NR        NR      11/15/05                   20,861,807
   5,216    Flextek Components,
            Inc., Term Loan (a).....  NR        NR      02/28/05                    2,625,755
  12,103    Hexcel Corp., Term
            Loan....................  Ba3       BB-     09/14/05 to 09/15/05       12,100,439
   9,950    Mueller Group, Inc.,
            Term Loan...............  NR        B+      08/16/06 to 08/16/07       10,008,038
                                                                               --------------
                                                                                   45,596,039
                                                                               --------------
            CONTAINERS, PACKAGING & GLASS  2.3%
  10,960    Dr. Pepper Holdings,
            Inc., Term Loan.........  NR        NR      10/07/07                   10,986,260
  10,000    LLS Corp., Term Loan....  B1        B+      07/31/06                    9,998,518
  14,925    Mediapak Corp., Term
            Loan....................  NR        NR      12/31/05 to 12/31/06       14,927,269
   3,894    Stone Container Corp.,
            Term Loan...............  Ba3       B+      10/01/03                    3,906,946
                                                                               --------------
                                                                                   39,818,993
                                                                               --------------
            DIVERSIFIED MANUFACTURING  1.3%
   9,975    Blount, Inc., Term
            Loan....................  B1        B+      09/30/06                    9,971,692
  12,500    Citation Corp., Term
            Loan....................  NR        B+      12/01/07                   12,500,525
                                                                               --------------
                                                                                   22,472,217
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            ECOLOGICAL  3.0%
$ 50,000    Allied Waste North
            America, Inc., Term
            Loan....................  Ba3       BB      07/23/06 to 07/23/07   $   48,465,150
   3,188    Safety-Kleen Corp., Term
            Loan....................  Ba3       BB      04/03/05 to 04/03/06        3,182,412
                                                                               --------------
                                                                                   51,647,562
                                                                               --------------
            ELECTRONICS  2.3%
   7,500    Amphenol Corp., Term
            Loan....................  Ba3       BB      05/19/04                    7,414,845
   7,500    Computer Associates
            International, Inc.,
            Term Loan...............  Baa1      BBB+    05/26/04                    7,492,181
   8,946    Dynamic Details, Inc.,
            Term Loan...............  B1        NR      04/22/05                    8,946,000
   4,957    EG&G Technical Services,
            Inc., Term Loan.........  B1        NR      08/20/07                    4,956,777
   4,953    Stratus Computers, Inc.,
            Term Loan...............  NR        NR      12/31/04                    4,978,126
   5,000    Stream International,
            Term Loan...............  NR        NR      12/31/06                    5,000,100
                                                                               --------------
                                                                                   38,788,029
                                                                               --------------
            ENTERTAINMENT & LEISURE  4.1%
  10,000    Aspen Marketing, Inc.,
            Term Loan...............  NR        NR      06/30/06                   10,002,286
  12,500    Bally Total Fitness
            Holding Corp., Term
            Loan....................  B1        B+      11/10/04                   12,491,717
  10,000    Fitness Holdings
            Worldwide, Inc., Term
            Loan....................  NR        B+      11/02/06 to 11/02/07        9,988,750
  15,000    SFX Entertainment, Inc.,
            Term Loan...............  B1        B+      06/30/06                   14,981,250
  17,000    Six Flags Theme Parks,
            Inc., Term Loan.........  Ba2       B+      09/30/05                   17,107,763
   4,610    True Temper Sports,
            Inc., Term Loan.........  B1        BB-     09/30/05                    4,609,858
                                                                               --------------
                                                                                   69,181,624
                                                                               --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            FINANCE  3.1%
$  9,950    Bridge Information
            Systems, Inc., Term
            Loan....................  NR        NR      05/29/05               $    9,952,422
  16,958    Outsourcing Solutions,
            Term Loan...............  B2        NR      06/01/06                   16,957,100
  10,000    Paul G. Allen, Term
            Loan....................  NR        NR      06/10/03                    9,996,063
  16,000    Sovereign Bancorp, Inc.,
            Term Loan...............  Ba3       NR      11/14/03                   16,053,328
                                                                               --------------
                                                                                   52,958,913
                                                                               --------------
            GROCERY  1.6%
  27,615    The Pantry, Inc., Term
            Loan....................  B1        BB-     01/31/06                   27,678,769
                                                                               --------------

            HEALTHCARE  3.1%
  15,000    Alliance Imaging, Inc.,
            Term Loan...............  B1        NR      11/02/07 to 11/02/08       14,997,339
   9,975    Charles River
            Laboratories, Inc., Term
            Loan....................  B1        B+      09/29/07                    9,968,571
   4,988    Unilab Corp., Term
            Loan....................  B1        B+      11/23/06                    4,987,690
  18,119    Vencor, Inc., Term Loan
            (a)(b)..................  Caa2      NR      01/15/05                   15,763,784
   7,900    Wilson Greatbatch, Ltd.,
            Term Loan...............  NR        NR      07/30/04                    7,899,944
                                                                               --------------
                                                                                   53,617,328
                                                                               --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.7%
  21,398    Imperial Home Decor
            Group, Inc., Term Loan
            (b).....................  Caa3      D       03/13/06                   12,223,212
  16,519    Rent-A-Center, Inc.,
            Term Loan...............  Ba3       BB-     01/31/06 to 01/31/07       16,405,000
                                                                               --------------
                                                                                   28,628,212
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING  1.9%
$ 10,000    Aladdin Gaming, LLC,
            Term Loan...............  B2        NR      08/25/06 to 08/26/06   $   10,000,695
   6,987    Meditrust Corp.,
            Revolving Credit
            Agreement...............  NR        NR      07/17/01                    6,986,042
  16,000    Starwood Hotel and
            Resorts Worldwide, Inc.,
            Term Loan...............  Ba1       NR      02/23/03                   15,999,487
                                                                               --------------
                                                                                   32,986,224
                                                                               --------------
            INSURANCE  0.3%
   5,000    Brera Gab Robins, Inc.,
            Term Loan...............  NR        NR      12/01/05                    4,999,963
                                                                               --------------

            MACHINERY  2.4%
   4,078    Numantics, Inc., Term
            Loan....................  Ba3       B       03/19/04 to 09/19/05        4,078,763
  15,000    Ocean Rig (Norway), Term
            Loan....................  NR        NR      06/01/08                   14,997,821
  10,000    Terex Corp., Term
            Loan....................  Ba3       BB-     03/06/06                   10,029,690
  12,500    United Rentals, Inc.,
            Term Loan...............  Ba2       BB+     06/30/06                   12,476,563
                                                                               --------------
                                                                                   41,582,837
                                                                               --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  0.6%
   9,850    Ispat Inland, Term
            Loan....................  Ba3       BB      07/16/05 to 07/16/06        9,800,750
                                                                               --------------

            PERSONAL & MISCELLANEOUS SERVICES  0.9%
   1,842    Boyds Collection, Ltd.,
            Term Loan...............  Ba3       B+      04/21/06                    1,831,020
  13,500    Dimac Corp., Term
            Loan....................  NR        NR      06/30/06 to 12/30/06       13,521,808
                                                                               --------------
                                                                                   15,352,828
                                                                               --------------
            PHARMACEUTICALS  1.0%
  17,471    King Pharmaceuticals,
            Inc., Term Loan.........  B1        BB-     12/18/06                   17,517,899
                                                                               --------------

            PRINTING & PUBLISHING  3.6%
   6,380    Advanstar
            Communications, Inc.,
            Term Loan...............  Ba3       B+      04/30/05                    6,361,063
  16,000    Big Flower Press
            Holdings, Inc., Term
            Loan....................  B1        NR      12/06/08                   15,999,550

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE

            PRINTING & PUBLISHING (CONTINUED)
$  4,923    Check Printers, Inc.,
            Term Loan...............  NR        NR      06/30/05               $    4,923,026
  10,000    Haights Cross
            Communications, Inc.,
            Term Loan...............  B2        B+      12/10/06                   10,000,000
   8,789    Pacifica Papers, Inc.,
            Term Loan...............  Ba2       BB      03/12/06                    8,790,383
   6,429    Penton Media, Inc., Term
            Loan....................  Ba3       BB-     06/30/07                    6,427,143
   4,984    Reiman Publications,
            Inc., Term Loan.........  NR        NR      12/10/05                    5,003,005
   4,135    TWP Capital Corp., Term
            Loan....................  NR        NR      10/01/04                    4,135,399
                                                                               --------------
                                                                                   61,639,569
                                                                               --------------
            RESTAURANTS & FOOD SERVICE  1.8%
   3,640    AFC Enterprises, Inc.,
            Term Loan...............  Ba3       BB-     06/30/02                    3,640,014
   1,384    Carvel Corp., Term
            Loan....................  NR        NR      06/30/00                    1,383,750
  24,805    Domino's, Inc., Term
            Loan....................  B1        B+      12/21/06 to 12/21/07       24,895,255
                                                                               --------------
                                                                                   29,919,019
                                                                               --------------
            RETAIL--OFFICE PRODUCTS  0.9%
   7,000    Buhrmann US, Inc., Term
            Loan....................  Ba3       BB-     10/26/07                    7,037,191
   8,810    U.S. Office Products
            Co., Term Loan..........  B3        B       06/09/06                    8,809,858
                                                                               --------------
                                                                                   15,847,049
                                                                               --------------
            RETAIL--OIL & GAS  0.6%
   9,334    Superior Energy
            Services, Inc., Term
            Loan....................  Ba3       BB-     06/30/06                    9,332,915
                                                                               --------------

            RETAIL--STORES  1.3%
  14,813    Duane Reade, Inc., Term
            Loan....................  B1        B+      02/15/06                   14,814,163
   7,123    Kirkland's Holdings,
            Term Loan...............  NR        NR      06/30/02                    7,123,145
                                                                               --------------
                                                                                   21,937,308
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--CELLULAR  0.9%
$ 15,000    Wireless One Network,
            L.P., Term Loan.........  NR        NR      09/30/07               $   15,000,375
                                                                               --------------

            TELECOMMUNICATIONS--HYBRID 3.4%
   5,000    Cincinnati Bell, Inc.,
            Term Loan...............  Ba1       BB+     12/30/06                    4,999,745
  13,500    Nextel Finance Co., Term
            Loan....................  Ba2       BB-     06/30/08 to 12/31/08       13,682,817
  15,000    Orius Corp., Term
            Loan....................  NR        B+      12/14/06                   14,999,157
  24,000    Pacific Crossing Ltd.,
            Term Loan...............  NR        NR      07/28/06                   24,000,000
                                                                               --------------
                                                                                   57,681,719
                                                                               --------------
            TELECOMMUNICATIONS--PERSONAL COMMUNICATION SYSTEMS  7.1%
  38,300    BCP SP Ltd., Term
            Loan....................  NR        NR      03/31/00                   37,917,000
  18,810    Davel Financing Co......  NR        NR      06/23/05                   18,813,496
  15,000    Nextel Partners
            Operating Corp., Term
            Loan....................  B2        B-      07/29/08                   14,993,745
  29,034    Omnipoint
            Communications, Inc.,
            Term Loan...............  B2        NR      02/01/06 to 02/17/06       29,194,367
   6,000    Omnipoint Midwest
            Holdings, Term Loan.....  NR        NR      12/31/06                    5,997,815
   5,000    TeleCorp PCS, Inc., Term
            Loan....................  B2        NR      12/05/07                    4,989,585
   9,694    Telespectrum Worldwide,
            Inc., Term Loan.........  NR        NR      12/31/01 to 12/31/03        9,692,133
                                                                               --------------
                                                                                  121,598,141
                                                                               --------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING  1.8%
  55,000    Iridium Operating LLC,
            Term Loan (a)(b)........  NR        D       12/29/00                   20,350,127
  11,000    TSR Wireless LLC, Term
            Loan....................  NR        NR      06/30/05                   11,025,226
                                                                               --------------
                                                                                   31,375,353
                                                                               --------------
            TEXTILES & LEATHER  3.2%
   8,155    American Marketing
            Industries, Inc., Term
            Loan....................  NR        NR      11/30/04 to 11/30/05        8,156,178
  19,242    Glenoit Corp., Term
            Loan....................  B1        B       12/31/03 to 06/30/04       19,242,102

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            TEXTILES & LEATHER (CONTINUED)
$  5,400    Humphrey's, Inc., Term
            Loan....................  B2        NR      01/15/03               $    5,401,608
   3,385    Joan Fabrics Corp., Term
            Loan....................  NR        NR      06/30/05                    3,376,887
   4,994    Norcorp, Inc., Term
            Loan....................  NR        NR      05/30/06 to 11/30/06        4,993,185
  13,825    Norcross Safety
            Products, Term Loan.....  NR        NR      10/02/05                   13,825,000
                                                                               --------------
                                                                                   54,994,960
                                                                               --------------
            TRANSPORTATION--CARGO  1.8%
   4,821    Gemini Leasing, Inc.,
            Term Loan...............  B1        NR      08/12/05                    4,813,937
  17,000    North American Van
            Lines, Inc., Term
            Loan....................  B1        B+      11/18/07                   16,998,159
   8,059    OmniTrax Railroads, LLC,
            Term Loan...............  NR        NR      05/14/05                    8,060,365
                                                                               --------------
                                                                                   29,872,461
                                                                               --------------
            TRANSPORTATION--MANUFACTURING COMPONENTS  1.0%
  17,188    SPX Corp., Term Loan....  Ba2       BB+     09/30/06                   17,273,438
                                                                               --------------

            TRANSPORTATION--PERSONAL  3.7%
  40,000    Avis Rent A Car, Inc.,
            Term Loan...............  Ba3       BB+     06/30/06 to 06/30/07       40,261,140
  23,084    Motor Coach Industries
            International, Inc.,
            Term Loan...............  Ba3       BB-     06/15/06                   23,066,570
                                                                               --------------
                                                                                   63,327,710
                                                                               --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  80.1%
  (Cost $1,412,077,633).....................................................   $1,366,530,091
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

                                                                                   VALUE
            SHORT-TERM INVESTMENTS  18.3%
            COMMERCIAL PAPER  16.1%
            Armstrong World Industries ($5,000,000 par, maturing 02/23/00,
            yielding 5.74%).................................................   $    4,982,461
            Ashland, Inc. ($20,000,000 par, maturing 02/10/00 to 02/18/00,
            yielding 5.75% to 5.83%)........................................       19,958,095
            Autoliv ASP, Inc. ($8,774,000 par, maturing 02/29/00, yielding
            5.90%)..........................................................        8,733,737
            Baxter International, Inc. ($25,000,000 par, maturing 02/02/00,
            yielding 5.50%).................................................       24,996,181
            Bell Atlantic Network ($20,984,000 par, maturing 02/08/00 to
            02/15/00, yielding 5.58% to 5.60%)..............................       20,954,693
            CSX Corp. ($10,000,000 par, maturing 02/16/00, yielding 5.85%)..        9,975,625
            Conagra, Inc. ($10,000,000 par, maturing 02/02/00, yielding
            5.70%)..........................................................        9,998,417
            Cox Communications, Inc. ($20,000,000 par, maturing 02/11/00 to
            02/17/00, yielding 5.80% to 5.95%)..............................       19,963,644
            Dial Corp. ($6,800,000 par, maturing 02/03/00, yielding
            5.75%)..........................................................        6,797,828
            Dominion Resources, Inc. ($25,000,000 par, maturing 02/08/00 to
            02/24/00, yielding 5.75% to 5.86%)..............................       24,932,661
            FDX Corp. ($20,000,000 par, maturing 02/03/00 to 02/18/00,
            yielding 5.73% to 5.75%)........................................       19,969,664
            Fluor Corp. ($7,200,000 par, maturing 02/16/00, yielding
            5.64%)..........................................................        7,183,080
            Grainger W.W., Inc. ($10,000,000 par, maturing 02/15/00,
            yielding 5.60%).................................................        9,978,222
            Hertz Corp. ($10,000,000 par, maturing 02/10/00, yielding
            5.55%)..........................................................        9,986,125
            Illinois Power Co. ($5,000,000 par, maturing 02/04/00, yielding
            5.70%)..........................................................        4,997,625
            Nabisco, Inc. ($10,620,000 par, maturing 02/15/00, yielding
            5.70%)..........................................................       10,596,459
            RPM, Inc. ($22,000,000 par, maturing 02/04/00 to 02/09/00,
            yielding 5.80% to 5.85%)........................................       21,981,200
            Safeway, Inc. ($10,000,000 par, maturing 02/07/00, yielding
            5.75%)..........................................................        9,990,417
            Texas Utilities Co. ($15,000,000 par, maturing 02/07/00 to
            02/25/00, yielding 5.72% to 5.95%)..............................       14,970,633
            Wal Mart Stores, Inc. ($10,000,000 par, maturing 02/14/00,
            yielding 5.59%).................................................        9,979,814
            Xtra, Inc. ($4,000,000 par, maturing 02/04/00, yielding
            5.72%)..........................................................        3,998,093
                                                                               --------------

            TOTAL COMMERCIAL PAPER..........................................      274,924,674
                                                                               --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

                                                                                   VALUE
            SHORT-TERM LOAN PARTICIPATIONS  2.1%
            Comdisco Inc. ($6,000,000 par, maturing 02/01/00, yielding
            6.00%)..........................................................   $    6,000,000
            Cox Communications, Inc. ($5,000,000 par, maturing 02/01/00,
            yielding 6.00%).................................................        5,000,000
            Praxair, Inc. ($25,000,000 par, maturing 02/01/00, yielding
            6.40%)..........................................................       25,000,000
                                                                               --------------

            TOTAL SHORT-TERM LOAN PARTICIPATIONS............................       36,000,000
                                                                               --------------

            TIME DEPOSIT  0.1%
            State Street Bank & Trust Corp. ($2,000,000 par, 5.00% coupon,
            dated 01/31/00, to be sold on 02/01/00 at $2,000,278)...........        2,000,000
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS  18.3%
  (Cost $312,924,674).......................................................      312,924,674
                                                                               --------------

TOTAL INVESTMENTS  98.4%
  (Cost $1,725,002,307).....................................................    1,679,454,765

OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.................................       27,860,543
                                                                               --------------

NET ASSETS  100.0%..........................................................   $1,707,315,308
                                                                               ==============

NR=Not Rated

 + Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

 1  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,725,002,307).....................  $1,679,454,765
Cash........................................................      17,688,765
Receivables:
  Interest..................................................      13,202,529
  Fund Shares Sold..........................................       7,159,471
  Investments Sold..........................................       2,613,998
Prepaid Expenses............................................         738,865
Other.......................................................         309,128
                                                              --------------
      Total Assets..........................................   1,721,167,521
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,560,981
  Income Distributions......................................       2,039,823
  Investment Advisory Fee...................................       1,426,091
  Administrative Fee........................................         394,957
  Distributor and Affiliates................................         282,171
  Initial Offering and Registration Costs...................          41,558
Trustees' Deferred Compensation and Retirement Plans........          53,856
Accrued Expenses............................................          52,776
                                                              --------------
      Total Liabilities.....................................      13,852,213
                                                              --------------
NET ASSETS..................................................  $1,707,315,308
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 173,671,374 shares issued and
  outstanding)..............................................  $    1,736,714
Paid in Surplus.............................................   1,744,154,325
Accumulated Undistributed Net Investment Income.............       6,088,149
Accumulated Net Realized Gain...............................         883,662
Net Unrealized Depreciation.................................     (45,547,542)
                                                              --------------
NET ASSETS..................................................  $1,707,315,308
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,707,315,308 divided by
  173,671,374 shares outstanding)...........................  $         9.83
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 70,674,892
Fees........................................................        16,239
Other.......................................................       706,003
                                                              ------------
    Total Income............................................    71,397,134
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,733,324
Administrative Fee..........................................     2,035,085
Service Fee.................................................     1,221,051
Shareholder Services........................................       545,403
Custody.....................................................       272,132
Legal.......................................................       154,400
Amortization of Organizational Costs........................       102,254
Trustees' Fees and Related Expenses.........................        45,988
Other.......................................................       455,473
                                                              ------------
    Total Expenses..........................................    12,565,110
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 58,832,024
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  1,110,577
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (911,892)
  End of the Period.........................................   (45,547,542)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (44,635,650)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(43,525,073)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 15,306,951
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended January 31, 2000 and the Year Ended July 31, 1999 (Unaudited)

                                                       SIX MONTHS
                                                         ENDED            YEAR ENDED
                                                    JANUARY 31, 2000    JULY 31, 1999
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $   58,832,024     $   58,912,884
Net Realized Gain................................         1,110,577            891,210
Net Unrealized Depreciation During the Period....       (44,635,650)        (1,472,606)
                                                     --------------     --------------
Change in Net Assets from Operations.............        15,306,951         58,331,488
                                                     --------------     --------------
Distributions from Net Investment Income.........       (56,047,850)       (56,436,224)
Distributions from Net Realized Gain.............        (1,076,619)           (39,076)
                                                     --------------     --------------
    Total Distributions..........................       (57,124,469)       (56,475,300)
                                                     --------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       (41,817,518)         1,856,188
                                                     --------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................       415,319,512      1,133,265,976
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        40,301,672         39,411,306
Cost of Shares Repurchased.......................      (178,440,995)      (114,016,137)
                                                     --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       277,180,189      1,058,661,145
                                                     --------------     --------------
TOTAL INCREASE IN NET ASSETS.....................       235,362,671      1,060,517,333
NET ASSETS:
Beginning of the Period..........................     1,471,952,637        411,435,304
                                                     --------------     --------------
End of the Period (Including undistributed net
  investment income of $6,088,149 and $3,303,975,
  respectively)..................................    $1,707,315,308     $1,471,952,637
                                                     ==============     ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2000 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  15,306,951
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (228,705,381)
  Increase in Interest Receivable...........................     (5,716,487)
  Increase in Receivable for Investments sold...............     (2,363,998)
  Increase in Prepaid Expenses..............................       (490,230)
  Decrease in Unamortized Organizational Costs..............        102,254
  Increase in Other Assets..................................       (296,386)
  Increase in Payable for Investments Purchased.............      9,560,981
  Increase in Investment Advisory Fees Payable..............        231,234
  Increase in Administrative Fees Payable...................         60,851
  Decrease in Distributor & Affiliates Payable..............        (39,042)
  Decrease in Accrued Expenses..............................       (210,196)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         19,414
                                                              -------------
    Total Adjustments.......................................   (227,846,986)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................   (212,540,035)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    427,452,185
Change in Intra-day Credit Line with Custodian Bank.........     (2,093,112)
Payments on Shares Repurchased..............................   (178,440,995)
Cash Dividends Paid.........................................    (15,612,659)
Capital Gain Distributions Paid.............................     (1,076,619)
                                                              -------------
  Net Cash Provided by Financing Activities.................    230,228,800
                                                              -------------
NET INCREASE IN CASH........................................     17,688,765
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT END OF THE PERIOD...................................  $  17,688,765
                                                              =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                                             MARCH 27, 1998
                                             SIX MONTHS                      (COMMENCEMENT
                                                ENDED                        OF INVESTMENT
                                             JANUARY 31,     YEAR ENDED      OPERATIONS) TO
                                                2000        JULY 31, 1999    JULY 31, 1998
                                             ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $ 10.085        $ 10.037          $10.000
                                              --------        --------          -------
  Net Investment Income.....................      .360            .652             .213
  Net Realized and Unrealized Gain/Loss.....     (.261)           .037             .034
                                              --------        --------          -------
Total from Investment Operations............      .099            .689             .247
                                              --------        --------          -------
Less:
  Distributions from Net Investment
    Income..................................      .347            .640             .210
  Distributions from Realized Gain..........      .006            .001              -0-
                                              --------        --------          -------
Total Distributions.........................      .353            .641             .210
                                              --------        --------          -------
NET ASSET VALUE, END OF THE PERIOD..........  $  9.831        $ 10.085          $10.037
                                              ========        ========          =======
Total Return* (a)...........................     1.02%**         7.09%            2.52%**
Net Assets at End of the Period (In
  millions).................................  $1,707.3        $1,472.0          $ 411.4
Ratio of Expenses to Average Net Assets*....     1.54%           1.60%            1.70%
Ratio of Net Investment Income to Average
  Net Assets*...............................     7.21%           6.66%            6.33%
Portfolio Turnover (b)......................       19%**           23%               4%**

 * If certain expenses had not been waived by Van
   Kampen, Total Return would have been lower and the
   ratios would have been as follows:
    Ratio of Expenses to Average Net
      Assets................................       N/A           1.61%            1.92%
    Ratio of Net Investment Income to
      Average Net Assets....................       N/A           6.65%            6.11%

** Non-Annualized

N/A = Not Applicable.

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Variable Rate Senior Loan interests ("Loan interests") are valued by the Fund following guidelines established and periodically reviewed by the Fund's Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Fund's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Loan interests in the Fund's portfolio. The fair value of Loan interests are reviewed and approved by the Fund's Valuation Committee and by the Fund's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for that Loan interest.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL COSTS The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs normally are amortized over a 60 month period beginning on the date of the Fund's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Fund's statement of assets and liabilities be written off. Therefore, the Fund wrote off the remaining unamortized organizational costs in August 1999.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At January 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,725,004,944, the aggregate gross unrealized appreciation is $7,278,392 and the aggregate gross unrealized depreciation is $52,828,571 resulting in net unrealized depreciation on long- and short-term investments of $45,550,179.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 2000, the Fund recognized expenses of approximately $115,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended January 31, 2000, the Fund recognized expenses of approximately $9,100 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended January 31, 2000, the Fund recognized expenses for their services of approximately $447,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At January 31, 2000 and July 31, 1999, paid in surplus aggregated $1,744,154,325 and $1,467,251,336 respectively.

    Transactions in common shares were as follows:

                                                           SIX MONTHS
                                                             ENDED           YEAR ENDED
                                                        JANUARY 31, 2000    JULY 31, 1999
Beginning Shares....................................      145,951,374         40,992,495
                                                          -----------        -----------
  Shares Sold.......................................       41,528,218        112,343,843
  Shares Issued Through Dividend Reinvestment.......        4,038,542          3,904,175
  Shares Repurchased................................      (17,846,760)       (11,289,139)
                                                          -----------        -----------
  Net Increase in Shares............................       27,720,000        104,958,879
                                                          -----------        -----------
Ending Shares.......................................      173,671,374        145,951,374
                                                          ===========        ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $489,727,594 and $238,544,595, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the common shares at that time. For the six months ended January 31, 2000, 17,846,760 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the six months ended January 31, 2000, Van Kampen received early withdrawal charges of approximately $470,300 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $7,113,261 as of January 31, 2000. The Fund generally will maintain with its custodian short-term

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on June 13, 2000. The proceeds of any borrowing by the Fund under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Fund for its shares. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .45%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

    At January 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Lehman Brothers.............................................     $12,500     $12,502
Bankers Trust...............................................       8,155       8,156
Canadian Imperial Bank of Commerce..........................       7,700       7,700
Citibank....................................................       7,500       7,492
Credit Suisse...............................................       6,998       7,011
                                                                 -------     -------
Total.......................................................     $42,853     $42,861
                                                                 =======     =======

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the six months ended January 31, 2000, the Fund paid service fees of $1,221,100 to Van Kampen.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After June 30, 2000 the report must, if used with prospective investors, be accompanied by a monthly performance update.

FUND OFFICERS AND IMPORTANT ADDRESSES

VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

DENNIS J. MCDONNELL*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
   Vice Presidents

INVESTMENT ADVISOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

   YEAR 2000 UPDATE

   As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.